[BIOTIME LOGO]         BIOTIME, INC.
                                935 Pardee Street, Berkeley, CA 94710



                                November 9, 2004



Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of BioTime, Inc. which will be held on Friday, December 10, 2004 at 10:00 a.m. at the DoubleTree Hotel & Executive Meeting Center, Berkeley Marina, 200 Marina Boulevard, Berkeley, California.

     The Notice and Proxy Statement on the following pages contain details concerning the business to come before the meeting. Management will report on current operations and there will be an opportunity for discussion concerning BioTime and its activities. Please sign and return your proxy card in the enclosed envelope to ensure that your shares will be represented and voted at the meeting even if you cannot attend. You are urged to sign and return the enclosed proxy card even if you plan to attend the meeting.

     I look forward to personally meeting all shareholders who are able to attend.




                                        /s/ Hal Sternberg, Ph.D
                                        ----------------------------------------
                                        Hal Sternberg, Ph.D
                                        Vice President and Member of the
                                        Office of the President

         [BIOTIME LOGO]         BIOTIME, INC.
                                935 Pardee Street, Berkeley, CA 94710





                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          To Be Held December 10, 2004


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of BioTime, Inc. (the "Company") will be held at the DoubleTree Hotel & Executive Meeting Center, Berkeley Marina, 200 Marina Boulevard, Berkeley, California, on December 10, 2004 at 10:00 a.m. for the following purposes:

       1. To elect seven (7) directors of the Company to hold office until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified;

       2. To approve an amendment to the BioTime 2002 Stock Option Plan;

       3. To ratify the appointment of BDO Seidman, LLP as the independent auditors of the Company for the fiscal year ending December 31, 2004; and

       4. To transact such other business as may properly come before the meeting or any adjournments of the meeting.

     The Board of Directors has fixed the close of business on November 1, 2004 as the record date for determining shareholders entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment of the meeting.

     Whether or not you expect to attend the meeting in person, you are urged to sign and date the enclosed form of proxy and return it promptly so that your shares of stock may be represented and voted at the meeting. If you should be present at the meeting, your proxy will be returned to you if you so request.



                                        By Order of the Board of Directors,


                                        /s/ Judith Segall
                                        ----------------------------------------
                                        Judith Segall
                                        Vice President and Secretary


Berkeley, California
November 9, 2004

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                         To Be Held on December 10, 2004


     The accompanying proxy is solicited by the Board of Directors of BioTime, Inc., a California corporation ("BioTime") having its principal offices at 935 Pardee Street, Berkeley, California 94710, for use at the Annual Meeting of Shareholders (the "Meeting") to be held at 10:00 a.m. on Friday, December 10, 2004 at the DoubleTree Hotel & Executive Meeting Center, Berkeley Marina, Berkeley, California. Properly executed proxies in the accompanying form that are received at or before the Meeting will be voted in accordance with the directions noted on the proxies. If no direction is indicated, such shares will be voted FOR (1) each nominee for election as director, (2) the amendment of the BioTime 2002 Stock Option Plan, and (3) approval of the appointment of BDO Seidman, LLP as our independent auditors for the fiscal year ending December 31, 2004.

     The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Meeting: (1) matters that the Board of Directors does not know a reasonable time before the Meeting are to be presented at the Meeting; and (2) matters incidental to the conduct of the Meeting. Management does not intend to present any business for a vote at the Meeting other than the matters set forth in the accompanying Notice of Annual Meeting of Shareholders, and as of the date of this Proxy Statement, no shareholder has notified us of any other business that may properly come before the meeting. If other matters requiring the vote of the shareholders properly come before the Meeting, then it is the intention of the persons named in the attached form of proxy to vote the proxy held by them in accordance with their judgment on such matters.

     Only shareholders of record at the close of business on November 1, 2004 are entitled to notice of and to vote at the Meeting. On that date, there were 17,811,450 BioTime common shares issued and outstanding, which constitutes the only class of BioTime voting securities outstanding. Each BioTime common share is entitled to one vote in the election of directors and in all other matters that may be acted upon at the Meeting, except that shareholders may elect to cumulate votes in the election of directors. Under cumulative voting, each shareholder may give one candidate or may distribute among two or more candidates, a number of votes equal to the number of directors to be elected multiplied by the number of common shares owned. Shareholders may not cumulate votes unless at least one shareholder gives notice of his or her intention to cumulate votes at the Meeting. The enclosed proxy confers discretionary authority to cumulate votes.

     Any shareholder giving a proxy has the power to revoke that proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of BioTime either a written revocation or a duly executed proxy bearing a date subsequent to the date of the proxy being revoked, or by voting in person at the meeting. Any shareholder may attend the Meeting and vote in person, whether or not such shareholder has previously submitted a proxy, but attendance at the Meeting will not revoke a proxy unless the shareholder votes in person.

     BioTime will bear all of the costs of the solicitation of proxies for use at the Meeting. In addition to the use of the mails, proxies may be solicited by a personal interview, telephone and telegram by our directors, officers and employees, who will undertake such activities without additional compensation.

Banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the proxy materials to the beneficial owners of the common shares held of record by such persons and entities and will be reimbursed for their reasonable expense incurred in connection with forwarding such material.

     This Proxy Statement and the accompanying form of proxy are first being sent or given to our shareholders on or about November 9, 2004.


                              ELECTION OF DIRECTORS

     At the Meeting, seven directors will be elected to hold office for a one-year term until the next Annual Meeting of Shareholders, and until their successors have been duly elected and qualified. All of the nominees named below are incumbent directors. One nominee, Valeta A.Gregg, joined the Board of Directors during October 2004. We consider Milton H. Dresner, Katherine Gordon, Valeta A. Gregg, and Michael D. West to be "independent" within the meaning of American Stock Exchange Rule 121A.

     It is the intention of the persons named in the enclosed proxy, unless such proxy specifies otherwise, to vote the shares represented by such proxy FOR the election of the nominees listed below. In the unlikely event that any nominee should be unable to serve as a director, proxies may be voted in favor of a substitute nominee designated by the Board of Directors.


Directors and Nominees

     The names and ages of our directors are as follows.

     Hal Sternberg, Ph.D., 51, is ourVice President of Research and a Member of the Office of the President, and has served on the Board of Directors since 1990. Dr. Sternberg was a visiting scientist and research Associate at the University of California at Berkeley from 1985-1988, where he supervised a team of researchers studying Alzheimer's Disease. Dr. Sternberg received his Ph.D. from the University of Maryland in Biochemistry in 1982.

     Harold Waitz, Ph.D., 62, is our Vice President of Engineering and Regulatory Affairs and a member of the Office of the President, and has served on the Board of Directors since 1990. He received his Ph.D. in Biophysics and Medical Physics from the University of California at Berkeley in 1983.

     Judith Segall, 51, is our Vice President of Operations and Secretary and a member of the Office of the President, and has served on the Board of Directors from 1990 through 1994, and from 1995 through the present date. Ms. Segall received a B.S. in Nutrition and Clinical Dietetics from the University of California at Berkeley in 1989.

     Milton H. Dresner, 79, has served on the Board of Directors since 1998. Mr. Dresner is a private investor and principal of Milton Dresner Investments. From 1950 until 2000 Mr. Dresner was the Co-Chairman of the Highland Companies, a diversified organization that was engaged in the development and ownership of residential and industrial real estate. Mr. Dresner serves as a director of Avatar Holdings, Inc., a real estate development company.

     Katherine Gordon, Ph.D., 50, has served on the Board of Directors since June 2001. Dr. Gordon is currently Director of Business Development at Harvard Medical School. Prior to her appointment at Harvard in June 2004, Dr. Gordon was head of corporate development for NovaNeuron, a molecular neurobiology company. Before joining NovaNeuron in 2003, Dr. Gordon was Senior Vice President of

MitoKor,  a company  discovering  novel  therapeutics that act by modulating the activity of mitochondria. Dr. Gordon founded neuroscience company Apollo BioPharmaceutics in 1992 and ran the company as Chief Executive Officer until its acquisition by MitoKor, Inc. in 2001. Prior to founding Apollo BioPharmaceutics, Dr. Gordon was Associate Director at Genzyme Corporation. Dr. Gordon obtained her Ph.D. from Wesleyan University in 1982 and was a post-doctoral fellow at Yale University.

     Michael D. West, Ph.D., 51, has served on the Board of Directors since 2002. Dr. West is the President and Chief Executive Officer of Advanced Cell Technology, Inc. of Worcester, Massachusetts, a company focused on the medical applications of nuclear transfer (cloning) and embryonic stem cell technologies. Dr. West founded Geron Corporation in 1990 where he served on the board of directors and in a number of executive positions, including as Vice President of New Technologies from 1993 to 1998, and as a director from inception to 1998. Geron Corporation is engaged in the research and development of diagnostic and therapeutic products for the treatment of cancer and degenerative diseases. Dr. West organized and managed the collaboration that led to the discovery of human embryonic stem and human embryonic germ cells. He received his Ph.D. from Baylor College of Medicine in 1989 concentrating on the biology of cellular aging.

     Valeta Gregg, 52, joined the Board of Directors during October 2004. Ms. Gregg is Vice President and Assistant General Counsel, Patents of Regeneron Pharmaceuticals, Inc., a Tarrytown, New York based company engaged in the development of pharmaceutical products for the treatment of a number of serious medical conditions, including cancer, diseases of the eye, rheumatoid arthritis and other inflammatory conditions, allergies, asthma, and obesity. Prior to joining Regeneron in 2002, Ms. Gregg worked as a patent attorney, at Klauber & Jackson in Hackensack, New Jersey from 2001 to 2002, and for Novo Nordisk A/S and its United States subsidiary from 1996 to 2001, and for Fish & Richardson, P.C., Menlo Park, California from 1994 to 1996. Ms. Gregg received her law degree from University of Colorado School of Law in 1992 and received a Ph.D. in Biochemistry from the University of Alberta in 1982.


Executive Officers

     Hal Sternberg, Harold Waitz, Judith Segall, Steven Seinberg, and Jeffrey B. Nickel are the only executive officers of BioTime. Following the death of Dr. Paul Segall, our Chairman and Chief Executive Officer, in June 2003 the Board of Directors appointed Hal Sternberg, Harold Waitz, and Judith Segall to serve as members of the Office of the President. The members of the Office of the President collectively exercise the powers of the Chief Executive Officer.

     Steven A. Seinberg, J.D., 38, has been Chief Financial Officer and Treasurer since 2001. Prior to assuming these positions, Mr. Seinberg worked for over five years as BioTime's Director of Financial and Legal Research, a position that involved, among other duties, contract modifications and management of our intellectual property portfolio. Mr. Seinberg received a J.D. from Hastings College of the Law in San Francisco in 1994.

     Jeffrey B. Nickel, Ph.D., 61, became Vice President of Business Development and Marketing during June 2004 and has served on the Board of Directors since 1997. Dr. Nickel is the President of Nickel Consulting through which he has served as a consultant to companies in the pharmaceutical and biotechnology industries since 1990. Prior to starting his consulting business, Dr. Nickel served in a number of management positions for Syntex Corporation and Merck & Company. Dr. Nickel received his Ph.D. in Organic Chemistry from Rutgers University in 1970.

     There are no family relationships among our directors and officers.

Directors' Meetings

     During the fiscal year ended December 31, 2003, the Board of Directors met eight times. No director attended fewer than 75% of the meetings of the Board or any committee on which they served.

     Directors are also encouraged to attend the Company's annual meetings of shareholders, although they are not formally required to do so. Last year all of the directors attended the annual meeting.


Shareholder Communications With Directors

     Shareholders who wish to communicate with the Board of Directors or with individual directors may do so by following the procedure described on our website at www.biotimeinc.com.


Compensation of Directors

     Directors did not receive cash fees during 2003. Instead, the four directors who are not employees each received options to purchase 20,000 common shares exercisable at $1.55 per share, which was the closing price for BioTime stock on the American Stock Exchange on the last day of March, 2003. Of the 20,000 options granted to each of these directors, 5,000 were fully vested and exercisable upon grant and the remaining 15,000 options vested and became exercisable in nine equal monthly installments based on continued service on the Board of Directors. Directors and members of committees of the Board of Directors who are BioTime employees are not compensated for serving as directors or attending meetings of the Board or committees of the Board. Directors are entitled to reimbursements for their out-of-pocket expenses incurred in attending meetings of the Board or committees of the Board. Directors who are BioTime employees are also entitled to receive compensation in such capacity.


Code of Ethics

     We have adopted a Code of Ethics that applies to our principal executive officers, our principal financial officer and accounting officer, our other executive officers, and our directors. The purpose of the Code of Ethics is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely and understandable disclosure in reports and documents that we file with or submit to the Securities and Exchange Commission and in our other public communications; (iii) compliance with applicable governmental rules and regulations, (iv) prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and (v) accountability for adherence to the Code. A copy of our Code of Ethics has been posted on our internet website and can be found at www.biotimeinc.com.


Committees of the Board

     The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee. Each of those committees is composed of three directors who are independent in accordance with Section 121(A) of the American Stock Exchange ("AMEX") listing standards and Section 10A-3 under the Securities Exchange Act of 1934, as amended.

     The members of the Audit Committee are Milton H. Dresner, Katherine Gordon, and Michael D. West. The Audit Committee met five times during the fiscal year ended December 31, 2003. The purpose of the Audit Committee is to recommend the engagement of our independent auditors and to review their performance, the plan, scope and results of the audit, and the fees paid to our independent auditors. The Audit Committee also will review our accounting and financial reporting procedures and controls and all transactions between us and our officers, directors, and shareholders who beneficially own 5% or more of the common shares.

     The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

     The members of the Nominating Committee are Milton H. Dresner, Katherine Gordon, and Michael D. West. The Nominating Committee was formed during 2004. The purpose of the Nominating Committee is to recommend to the Board of Directors individuals qualified to serve as directors and on committees of the Board.

     The Nominating Committee will also consider nominees proposed by shareholders; provided that they notify the Nominating Committee in writing at least 120 days before the date of the next annual meeting and they and the nominee provide the Nominating Committee with all information that the Nominating Committee may reasonably request regarding the nominee no later than 90 days prior to the annual meeting. A copy of the Nominating Committee Charter has been posted on our internet website and can be found at www.biotimeinc.com.

     The Nominating Committee has not set any specific minimum qualifications that a prospective nominee would need in order to be recommended by the Nominating Committee or to serve on the Board of Directors. Rather, in evaluating any new nominee or incumbent director, the Committee will consider whether the particular person has the management, financial, scientific, and industry knowledge, skills, experience, and expertise needed to manage our affairs in light of the skills, experience and expertise of the other members of the Board as a whole. The Committee will also consider whether including a prospective director on the Board will result in a Board composition that complies with (a) applicable state corporate laws, (b) applicable federal and state securities laws, and (c) the rules of the AMEX and the SEC;

     The members of the Compensation Committee are Milton H. Dresner, Katherine Gordon, and Michael D. West. The Compensation Committee was formed during 2004. The Compensation Committee oversees our compensation and employee benefit plans and practices, including executive compensation arrangements and incentive plans. The Compensation Committee administers our 2002 Stock Option Plan and makes grants of options to key employees, consultants, scientific advisory board members and independent contractors, but not to officers or directors. Grants of options to officers and directors may be recommended by the Compensation Committee but must be approved by the Board of Directors. A copy of the Compensation Committee Charter is available upon request.


Audit Committee Report

     During the last year, the Audit Committee met five times and held discussions with management and representatives of BDO Seidman, LLP, BioTime's independent auditors. The independent public auditors are responsible for performing an independent audit of BioTime's consolidated financial statements and issuing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

     The Audit Committee reviewed and discussed with management and representatives of the auditors the audited financial statements contained in BioTime's Annual Report on Form 10-K for the year ended December 31, 2003. The

Audit Committee also discussed with the auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). BDO Seidman, LLP submitted to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Based on the reviews and discussions referred to above, the members of the Audit Committee unanimously approved the inclusion of the audited financial statements in BioTime's Annual Report on Form 10-K for the year ended December 31, 2003, filed with the Securities and Exchange Commission.

     The Audit Committee also meets on a quarterly basis with the auditors to review and discuss BioTime's financial statements for the quarter and the adequacy of internal financial and reporting controls.


Report of the Compensation Committee

     The Compensation Committee was formed during 2004. During the fiscal year ended December 31, 2003, the Board of Directors, as a whole, and the Audit Committee approved all executive compensation. BioTime executive officers who served on the Board of Directors did not vote on matters pertaining to their own personal compensation. Paul Segall and Judith Segall did not vote on matters pertaining to each other's compensation.

     BioTime's compensation policies have been influenced by the need to attract and retain executives with the scientific and management expertise to conduct BioTime's product development program in a highly competitive industry dominated by larger, more highly capitalized companies. Executive compensation is also influenced by the cost of living in the San Francisco Bay Area. These factors have been balanced against BioTime's financial position and capital resources. Executive compensation may be composed of three major components: (i) base salary; (ii) annual variable performance awards payable in cash and tied to the attainment of corporate objectives and the officer's achievement of personal goals; and (iii) long-term stock-based incentive awards (stock options) designed to strengthen the mutuality of interests between the executive officers and the shareholders.

     An annual bonus may be earned by each executive officer based upon the achievement of personal and corporate performance goals. Because BioTime is in the development stage, the use of performance milestones based upon profit levels and return on equity as the basis for such incentive compensation has not been considered appropriate. Instead, the incentive awards in the past have been tied to the achievement of personal and corporate performance targets. Performance goals vary from year to year according to the stage of BioTime's operations. Important milestones that have been considered by the Board of Directors in determining incentive bonuses have been (i) procurement of additional capital, (ii) licensing BioTime products, (iii) completing specified research and development goals, and (iv) achievement of certain organizational goals. Personal goals are related to the functional responsibility of each executive officer. In the past, the Board of Directors determined whether or not particular performance goals were achieved. The Compensation Committee will make that determination for the 2004 fiscal year.

     During 2001, BioTime implemented a salary reduction program to reduce costs. All of the current executive officers participated in the program during 2003. No stock options were granted and no cash bonuses were awarded to the five most highly compensated executive officers during the year ended December 31, 2003.

     The Compensation Committee: Milton H. Dresner, Katherine Gordon, and Michael D. West.

Executive Compensation

     We do not have long term employment agreements with our executive officers. However, each executive officer has executed an Intellectual Property Agreement which provides that BioTime is the owner of all inventions developed by the executive officer during the course of his or her employment.

     The following table summarizes certain information concerning the compensation paid during the past three fiscal years to the Chief Executive Officer and to each of the current members of the Office of the President. No executive officer received compensation in excess of $100,000 during the past fiscal year.


                           SUMMARY COMPENSATION TABLE


                                              Annual Compensation           Long-Term Compensation
                                       ---------------------------------   ------------------------
                                                               Salary($)
      Name and Principal Position           Year Ended         (Shares)     Bonus     Stock Options
- -------------------------------------- --------------------   ----------   -------   --------------
Paul Segall                            December 31, 2003*     $ 16,500        --              --
Chairman and Chief Executive Officer   December 31, 2002      $ 36,000        --         125,000
                                       December 31, 2001      $101,792        --              --

Hal Sternberg                          December 31, 2003      $ 72,000        --              --
Vice President of Research             December 31, 2002      $ 72,000        --          90,000
Member, Office of the President        December 31, 2001      $115,292        --              --

Harold Waitz                           December 31, 2003      $ 72,000        --              --
Vice President of Engineering          December 31, 2002      $ 72,000        --          80,000
Member, Office of the President        December 31, 2001      $125,083        --              --

Judith Segall                          December 31, 2003      $ 90,000        --              --
Vice President of Operations,          December 31, 2002      $ 72,000        --          80,000
Corporate Secretary,                   December 31, 2001      $115,292        --              --
Member, Office of the President

- ------------
* Dr. Segall passed away during June 2003.


Stock Options

     The following table certain information concerning stock options held by our Chief Executive Officer, each member of the Office of the President, and the Chief Financial Officer as of December 31, 2003.

               Aggregated Options Exercised in Last Fiscal Year,
                        and Fiscal Year-End Option Values


                      Number of                           Number of                   Value of Unexercised
                       Shares                      Unexercised Options at           In-the-Money Options at
                      Acquired      Value             December 31, 2003                December 31, 2003
                         on        Realized    -------------------------------   ------------------------------
Name                  Exercise        ($)       Exercisable     Unexercisable     Exercisable     Unexercisable
- -------------------- ----------   ----------   -------------   ---------------   -------------   --------------
Paul Segall*             --          --           41,666           83,334             --               --
Judith Segall            --          --           26,666           53,334             --               --
Hal Sternberg            --          --           30,000           60,000             --               --
Harold Waitz             --          --           26,666           53,334             --               --
Steven A. Seinberg       --          --           27,666           13,334             --               --

* Dr. Segall passed away during June 2003.


Certain Relationships and Related Transactions

     During September 1995, we entered into an agreement for financial advisory services with Greenbelt Corp. ("Greenbelt"), a corporation controlled by Alfred
D. Kingsley and Gary K. Duberstein, who are also BioTime shareholders. Under this agreement we issued to the financial advisor warrants to purchase 311,276 common shares at a price of $1.93 per share, and we agreed to issue additional warrants to purchase up to an additional 622,549 common shares at a price equal to the greater of (a) 150% of the average market price of the common shares during the three months prior to issuance and (b) $2 per share. The additional warrants were issued in equal quarterly installments over a two-year period, beginning October 15, 1995.

     The number of shares and exercise prices shown have been adjusted for our subscription rights distributions during January 1997 and February 1999 and the payment of a stock dividend during October 1997. Greenbelt has purchased 544,730 common shares by exercising some of those warrants at prices ranging from $1.93 to $2.35 per share. The other warrants have expired unexercised.

     During April 1998, we entered into a new financial advisory services agreement with Greenbelt. The new agreement provided for an initial payment of $90,000 followed by an advisory fee of $15,000 per month paid quarterly. We agreed to reimburse Greenbelt for all reasonable out-of-pocket expenses incurred in connection with its engagement as financial advisor, and to indemnify Greenbelt and its officers, affiliates, employees, agents, assignees, and controlling persons from any liabilities arising out of or in connection with actions taken on BioTime's behalf under the agreement. The agreement has been renewed each year and will expire on March 31, 2005. As compensation, we issued Greenbelt 30,000 common shares for the twelve months ended March 31, 2001 and 40,000 common shares for the twelve months ended March 31, 2002. We paid Greenbelt $60,000 in cash and issued Greenbelt 100,000 common shares for the twelve months ending March 31, 2003, and we paid $90,000 in cash and issued Greenbelt 80,000 common shares for the twelve months ending March 31, 2004. We have agreed to pay Greenbelt $90,000 in cash and to issue them 60,000 common shares for the twelve months ending March 31, 2005.

     During March 2001, we entered into a Line of Credit  Agreement  with Alfred
D. Kingsley under which Mr. Kingsley agreed to lend us $1,000,000. In consideration of Mr. Kingsley's agreement to provide that line of credit, we issued to him a warrant to purchase 51,000 common shares at an exercise price of $8.14 per share. The warrant will expire in March 2006. The exercise price and number of common shares for which the warrant may be exercised are subject to adjustment to prevent dilution in the event of a stock split, combination, stock dividend, reclassification of shares, sale of assets, merger or similar transaction.

     During August 2001, we received loans of $3,350,000 through the sale of debentures to a group of private investors, including Mr. Kingsley, who purchased $1,500,000 of debentures, and Milton Dresner, a BioTime director. Mr. Kingsley's investment included the conversion of the $1,000,000 principal balance of the line of credit that he had previously provided. Interest on the debentures was payable at an annual rate of 10%, payable semiannually. Investors who purchased the debentures also received warrants to purchase a total of 525,688 common shares at an exercise price of $6.37 per share. The warrants expired unexercised on August 1, 2004.

     During April 2003, holders of $2,750,000 principal amount of the debentures, including Mr. Kingsley, granted BioTime a "pay in kind" right allowing (but not requiring) BioTime to make interest payments in common shares instead of cash for the interest payments due during August 2003 and February 2004 (the "PIK Right"). BioTime retained the right to pay the interest due in cash.

     Each debenture holder who agreed to grant BioTime the PIK Right received a three-year warrant entitling the holder to purchase BioTime common shares for $1.47 per share. The number of shares covered by the warrants is the amount of debenture interest due in August 2003 and February 2004 divided by the $1.47 exercise price. Warrants to purchase a total of 226,595 common shares were issued. We elected to pay all debenture interest due in cash rather than in stock.

     The warrants will expire in 2006. The warrants will be redeemable by BioTime at $0.05 per warrant share if the closing price of the common shares on the American Stock Exchange exceeds 200% of the exercise price for 20 consecutive trading days. BioTime has agreed to register the PIK Right warrants under the Securities Act of 1933, as amended, at the request of the warrant holders. BioTime will pay the expenses of registration but will not be obligated to pay underwriting discounts or commissions. All prices and share amounts will be adjusted for any stock splits, reverse splits, recapitalization, or similar changes to the common shares.

     Alfred Kingsley agreed with BioTime that if BioTime exercised the PIK Right he would provide BioTime with the cash required to pay the interest due on any debentures held by persons who did not grant BioTime the PIK Right. In consideration of his agreement to do so, BioTime issued to Mr. Kingsley a warrant for 40,799 additional common shares, which is the amount of warrants that would have been issued had those debenture holders agreed to grant the PIK Right.

     During March 2002, we entered into a new Credit Agreement with Alfred D. Kingsley for a $300,000 line of credit. In consideration of Mr. Kingsley's agreement to provide that line of credit, we issued to him a warrant to purchase 30,600 common shares at an exercise price of $3.92 per share. The warrant will expire in 2007. The exercise price and number of common shares for which the warrant may be exercised are subject to adjustment to prevent dilution in the event of a stock split, combination, stock dividend, reclassification of shares, sale of assets, merger, or similar transaction.

     During August 2002, Mr. Kingsley purchased 89,285 common shares, and Jeffrey Nickel purchased 10,000 common shares, from us at the same price and on the same terms as shares sold to other investors in a private placement.

     We have registered for sale under the Act, the warrants and common shares described above, including common shares that may be issued upon the exercise of the warrants, other than the PIK Right warrants and the shares issuable under the Greenbelt financial advisory agreement for the periods April 1, 2003 through March 31, 2005, which may be registered at a later date. We also included in the registration 300,000 common shares that Mr. Kingsley acquired during December 2000 from certain BioTime officers and directors. We paid the expenses of registration, but will not be obligated to pay any underwriting discounts or commissions that may be incurred by any shareholder or warrant holder in connection with any sale of the warrants or common shares.

     On July 3, 2002 Paul Segall, our former Chairman and Chief Executive Officer, and Harold Waitz each sold 200,000 common shares to Mr. Kingsley at a price of $2.00 per share to eliminate margin indebtedness. Also on July 3, 2002, Mr. Kingsley made unsecured loans in the amounts of $220,000 to Dr. Segall and $252,000 to Dr. Waitz.

     On December 10, 2003, we commenced a subscription rights offer by distributing 13,654,949 subscription rights to our shareholders, entitling them to purchase 1,706,869 units at a subscription price of $1.40 per unit. Each unit consisted of one new common share and one-half of a warrant to purchase an additional common share. We also reserved 853,434 additional units for sale to fill over-subscriptions.

     A group of private investors (the "Guarantors") and holders of $1,500,000 in principal amount of BioTime Series 2001-A debentures (the "Participating Debenture Holders"), including Mr. Kingsley, agreed to purchase units that remained unsold at the conclusion of the rights offer, excluding units that we reserved to issue to fill over-subscriptions, and subject to a maximum purchase commitment of $2,250,000. The Participating Debenture Holders agreed to purchase their portion of any unsold units by exchanging a principal amount of Series 2001-A debentures equal to the purchase price of the units. Mr. Kingsley's purchase commitment under the Standby Purchase Agreement as a Guarantor was $187,500, payable in cash, and his purchase commitment as a Participating Debenture Holder was $818,182, payable in debentures. The Guarantors and Participating Debenture Holders did not to acquire any units through those commitments because the rights offer was oversubscribed.

     Under the Standby Purchase Agreement, Mr. Kingsley received total cash fees of $67,045 and warrants to purchase 335,227 common shares in consideration of his participation as a Guarantor and Participating Debenture Holder.

     Under the Standby Purchase Agreement, we also offered to sell up to an additional 428,571 units at the subscription price directly to the Guarantors and their designees. Mr. Kingsley assigned his right to purchase 107,142 of those units to another Guarantor. The Participating Debenture Holders agreed to exchange $1,500,000 of their debentures for units if the rights offer was over-subscribed so that we issued all of the units reserved to fill excess over-subscriptions, and if the Guarantors purchased all 428,571 additional units offered to them. Mr. Kingsley exchanged $818,182 of his debentures for 584,415 common shares and 292,207 warrants.

     By exercising subscription rights, and purchasing additional common shares and warrants through the over-subscription privilege in our rights offer, during January 2004 Mr. Kingsley acquired 389,044 common shares and 194,521 warrants, Greenbelt acquired 145,210 common shares and 72,604 warrants, and Greenway Partners, LP, an affiliate of Mr. Kingsley, acquired 89,250 common shares and 44,624 warrants.

     Following the rights offer, we eliminated the balance of our debenture indebtedness by repaying $1,850,000 of debentures in cash. Mr. Kingsley received $818,182 in cash, plus accrued interest, for his debentures. Milton Dresner received $100,000 in cash, plus accrued interest for his debentures.


                        COMPARISON OF SHAREHOLDER RETURN

     The graph depicted below reflects a comparison of the cumulative total return (change in stock price plus reinvestment of dividends) of BioTime common shares with the cumulative total returns of the Nasdaq Stock Market Index and the BioCentury 100 Stock Index. The BioCentury 100 Stock Index includes many companies in an early stage of development that have a market capitalization similar to BioTime's. The graph covers the period from January 1, 1999, the first day of our fifth preceding fiscal year, through the fiscal year ended December 31, 2003.

                               [GRAPHIC OMITTED]

     The graph assumes that $100 was invested on January 1, 1999 in BioTime common shares and in each index and that all dividends were reinvested. No cash dividends have been declared on our common shares.

                        12/31/98     12/31/99     12/29/00     12/31/01     12/31/02     12/31/03
                       ----------   ----------   ----------   ----------   ----------   ---------
BioTime, Inc.             100.00        51.08        43.17        26.47        8.92         7.94
BioCentury 100 Index      100.00       198.03       274.66       195.41       98.24       142.62
NASDAQ Market Index       100.00       180.85       114.50        88.38       61.84        94.00

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth information as of November 2, 2004 concerning beneficial ownership of common shares by each shareholder known by us to be the beneficial owner of 5% or more of our common shares, and our executive officers and directors. Information concerning certain beneficial owners of more than 5% of the common shares is based upon information disclosed by such owners in their reports on Schedule 13D or Schedule 13G.

                                                     Number of     Percent of
                                                       Shares        Total
                                                    -----------   -----------
         Alfred D. Kingsley (1)
         Gary K. Duberstein
         Greenbelt Corp.
         Greenway Partners, L.P.
         Greenhouse Partners, L.P.
          110 E. 59th Street, Suite 3203
          New York, New York 10022 ..............   5,276,708         27.8%
         Neal C. Bradsher (2)
         Broadwood Partners, L.P.
         Broadwood Capital, Inc.
          767 Fifth Avenue, 50th Floor
          New York, NY 10153 ....................   1,339,084          7.4%
         Judith Segall (3) ......................     540,169          3.0%
         Harold D. Waitz (4) ....................     277,443          1.5%
         Hal Sternberg (5) ......................     395,201          2.2%
         Steven A. Seinberg (6) .................      63,000            *
         Jeffrey B. Nickel (7) ..................     182,812          1.0%
         Milton H. Dresner (8) ..................     115,614            *
         Katherine Gordon (9) ...................      75,000            *
         Michael D. West (10) ...................      58,332            *
         Valeta A. Gregg (11) ...................      18,332            *
         All officers and directors as a group (9
          persons) (12) .........................   1,725,903          9.2%

- ------------
* Less than 1%

(1) Includes 1,059,670 shares, owned by Greenbelt Corp., 72,604 shares that may be acquired upon the exercise of certain warrants owned by Greenbelt Corp., 180,000 shares owned by Greenway Partners, L.P., 44,624 shares that may be acquired upon the exercise of certain warrants owned by Greenway Partners, L.P., 2,864,243 shares owned solely by Alfred D. Kingsley, 1,042,631 shares that may be acquired upon the exercise of warrants owned solely by Mr. Kingsley, 12,256 shares owned solely by Gary K. Duberstein, and 680 shares that may be acquired upon the exercise of certain warrants owned solely by Gary K. Duberstein. Alfred D. Kingsley and Gary K. Duberstein control Greenbelt Corp. and may be deemed to beneficially own the warrants and shares that Greenbelt Corp. beneficially owns. Greenhouse Partners, L.P. is the general partner of Greenway Partners, L.P., and Mr. Kingsley and Mr. Duberstein are the general partners of Greenhouse Partners, L.P. Greenhouse Partners, L.P., Mr. Kingsley, and Mr. Duberstein may be deemed to beneficially own the shares that Greenway Partners, L.P. owns. Mr.

     Duberstein disclaims beneficial ownership of the shares and warrants owned solely by Mr. Kingsley, and Mr. Kingsley disclaims beneficial ownership of the shares owned solely by Mr. Duberstein.

(2) Includes 959,341 shares owned by Broadwood Partners, L.P., 336,835 shares that may be acquired upon the exercise of certain warrants owned by Broadwood Partners, L.P., 37,358 shares owned by Neal C. Bradsher, and 5,550 shares that may be acquired upon the exercise of certain warrants owned by Mr. Bradsher. Broadwood Capital, Inc. is the general partner of Broadwood Partners, L.P., and Neal C. Bradsher is the President of
     Broadwood Capital, Inc. Mr. Bradsher and Broadwood Capital, Inc. may be deemed to beneficially own the shares that Broadwood Partners, L.P. owns.

(3) Includes 130,000 shares that may be acquired upon the exercise of certain stock options, and 21,587 shares that may be acquired upon the exercise of certain warrants.

(4) Includes 2,362 shares held for the benefit of Dr. Waitz's minor children, 130,000 shares that may be acquired by Dr. Waitz upon the exercise of certain stock options, 7,888 shares that may be acquired by Dr. Waitz upon the exercise of certain warrants (including 130 warrants held for the benefit of Dr. Waitz's minor children).

(5) Includes 140,000 shares that may be acquired upon the exercise of certain options and 13,431 shares that may be acquired upon the exercise of certain warrants.

(6) Includes 63,000 shares that may be acquired upon the exercise of certain options.

(7) Includes 170,000 shares that maybe acquired upon the exercise of certain options and 937 shares that maybe acquired upon the exercise of certain warrants.

(8) Includes 90,000 shares that may be acquired upon the exercise of certain options.

(9) Includes 75,000 shares that may be acquired upon the exercise of certain options.

(10) Includes 58,332 shares that may be acquired upon the exercise of certain options.

(11) Includes 18,332 shares that may be acquired upon the exercise of certain options.

(12) Includes 874,664 shares that may be acquired upon the exercise of certain options and 43,843 shares that may be acquired upon the exercise of certain warrants.


      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our directors and executive officers and persons who own more than ten percent (10%) of a registered class of our equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of our common shares and other equity securities. Officers, directors and greater than ten percent beneficial owners are required by SEC regulation to furnish us with copies of all reports they file under Section 16(a).

     To our knowledge, based solely on our review of the copies of such reports furnished to us and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during the fiscal year ended December 31, 2003.

                       AMENDMENT OF 2002 STOCK OPTION PLAN

     We are asking the shareholders to approve an amendment to our 2002 Stock Option Plan (the "Plan") that would increase the number of shares available under the Plan. The affirmative vote of shareholders representing a majority of the shares present in person or by proxy and voting on this matter is required to approve the amendment.

The  Board of Directors Recommends a Vote "FOR" the Approval of the Amendment to
                           the 2002 Stock Option Plan


Reasons for the Amendment

     Stock options are an important part of employee compensation packages. Under the Plan, we were authorized to grant options to purchase a total of 1,000,000 common shares. We have granted options to purchase 768,332 common shares so far. This means that only 231,668 shares remain available for the grant of options in the future. The Board of Directors (the "Board") has approved the Amendment so that we will have 1,000,000 additional shares available for the grant of options under the Plan. The Board believes that these additional shares will fulfill our needs for the near future. Any future increase in the number of shares under the Plan would be submitted to the shareholders for approval.

     The Board strongly believes that our ability to attract and retain the services of employees and consultants depends in great measure upon our ability to provide the kind of incentives that are derived from the ownership of stock and stock options and that are offered by other pharmaceutical development companies. This is especially true for BioTime since the salaries we pay our employees are lower than the compensation packages offered by competing companies. The Board believes that we will be placed at a serious competitive disadvantage in attracting and retaining capable employees and consultants at a critical time in our corporate development, unless the Amendment is approved by the shareholders.

     The following summary of the Plan is qualified in all respects by reference to the full text of the Plan.


Administration of the Plan

     The Plan is administered by the Board, which determines which officers, employees, consultants, scientific advisory board members and independent contractors of BioTime are to be granted options, the number of shares subject to the options granted, the exercise price of the options, and certain other terms and conditions of the options. The Board has delegated administration of the Plan, including the power to grant options to persons who are not officers or directors of BioTime, to the Compensation Committee (the "Committee") of the Board.

     No options may be granted under the Plan more than ten years after the date the Plan was adopted by the Board, and no options granted under the Plan may be exercised after the expiration of ten years from the date of grant.


Options Granted

     The following table shows certain information concerning the options and warrants outstanding and available for issuance under all of our compensation plans and agreements as of October 31, 2004.

                        Number of Shares to                                  Number of Shares Remaining
                           be Issued Upon            Weighted Average                 Available
                      Exercise of Outstanding      Exercise Price of the         for Future Issuance
                         Options, Warrants,        Outstanding Options,       Under Equity Compensation
Plan Category                and Rights            Warrants, and Rights                 Plans
- -------------------- -------------------------   ------------------------   ----------------------------
Equity Compensation
 Plans Approved by
 Shareholders                1,073,832                    $ 3.99                      231,668
Equity Compensation
 Plans Not Approved
 By Shareholders               200,000                    $ 4.00                          --

     The equity compensation plans approved by shareholders include the 2002 Stock Option Plan and our 1992 Stock Option Plan. The outstanding options and warrants under equity compensation plans not approved by shareholders are options issued to a consultant as compensation for services rendered.


Terms of the Options

     Options granted under the Plan may be either "incentive stock options" within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options. Incentive stock options may be granted only to employees of BioTime or its subsidiaries. The exercise price of incentive stock options granted under the Plan must be equal to the fair market of BioTime common shares on the date the option is granted. In the case of an optionee who, at the time of grant, owns more than 10% of the combined voting power of all classes of BioTime stock, the exercise price of any incentive stock option must be at least 110% of the fair market value of the common shares on the grant date, and the term of the option may be no longer than five years. The aggregate fair market value of the common shares (determined as of the grant date of the option) with respect to which incentive stock options become exercisable for the first time by an optionee in any calendar year may not exceed $100,000.

     The options exercise price may be payable in cash or in common shares having a fair market value equal to the exercise price, or in a combination of cash and common shares.

     Options granted under the Plan are nontransferable (except by will or the laws of descent and distribution) and may vest in annual or other installments. Incentive stock options may be exercised only during employment or within three months after termination of such employment, subject to certain exceptions in the event of the death or disability of the optionee.


Certain Adjustments to Number of Shares and Exercise Price

     The number of common shares covered by the Plan, and the number of common shares and exercise price per share of each outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding common shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of issued and outstanding common shares effected without receipt of consideration by us.


Corporate Reorganization or Liquidation

     In the event of the dissolution or liquidation of BioTime, or in the event of a reorganization, merger or consolidation of BioTime as a result of which the common shares are changed into or exchanged for cash or property or securities not of BioTime's issue, or upon a sale of substantially all the property of

BioTime to, or the acquisition of stock representing more than eighty percent 80% of the voting power of the stock of BioTime then outstanding by, another corporation or person, the Plan and all options granted under the Plan shall terminate, unless provision can be made in writing in connection with such transaction for either the continuance of the Plan and/or for the assumption of options granted under the Plan, or the substitution for such options by options covering the stock of a successor corporation, or a parent or a subsidiary of a successor corporation, with appropriate adjustments as to the number and kind of shares and prices.


Restricted Stock Sales

     In lieu of granting options, we may enter into restricted stock purchase agreements with employees and consultants under which they may purchase common shares subject to certain vesting and repurchase restrictions. We have the right to repurchase unvested shares at the shareholder's cost upon the occurrence of specified events, such as termination of employment. The price at which shares may be sold under restricted stock purchase agreements will be not less than 85% of fair market value, or 100% of fair market value in the case of stock sold to a person who owns capital stock representing more than 10% of the combined voting power of all classes of BioTime's stock. We may permit employees or consultants, but not executive officers or directors, who purchase stock under restricted stock purchase agreements to pay for their shares by delivering a promissory note that is secured by a pledge of their shares.


The 1992 Plan

     Prior to the adoption of the Plan, BioTime granted stock options to key employees, directors, and consultants under its 1992 Stock Option Plan (the "1992 Plan"). As of October 31, 2004, 305,500 options were granted and remain outstanding under the 1992 Plan. The 1992 Plan has expired and no additional options may be granted under it. However, outstanding stock options granted under the 1992 Plan will remain in effect until the expiration date specified in those options.


          FEDERAL INCOME TAX CONSEQUENCE OF PARTICIPATION IN THE PLAN

     The following discussion summarizes certain federal income tax consequences of participation in the Plan. Although we believe the following statements are correct based on existing provisions of the Code and the regulations thereunder, the Code or regulations may be amended from time to time, and future judicial interpretations may effect the veracity of the discussion.


Incentive Stock Options

     Under Section 422(a) of the Code, the grant and exercise of an incentive stock option pursuant to the Plan is entitled to the benefits of Section 421(a) of the Code. Under Section 421(a), an optionee will not be required to recognize income at the time the option is granted or at the time the option is exercised, except to the extent that the optionee is subject to the alternative minimum tax. If the applicable holding periods described below are met, when the shares of stock received upon exercise of an incentive stock option are sold or otherwise disposed of in a taxable transaction, the option holder will recognize compensation income (taxed as a long term capital gain), for the taxable year in which disposition occurs, in an amount equal to the excess of the fair market value of the common shares at the time of such disposition over the amount paid for the shares.

     We will not be entitled to any business expense deduction with respect to the grant or exercise of an incentive stock option, except in connection with a disqualifying disposition as discussed below. No portion of the amount received by the optionee upon the sale of common shares acquired through the exercise of an incentive stock option will be subject to withholding for federal income taxes, or be subject to FICA or state disability taxes, except in connection with a disqualifying disposition.

     In order for a participant to receive the favorable tax treatment provided in Section 421(a) of the Code, Section 422 requires that the participant make no disposition of the option shares within two years from the date the option was granted, nor within one year from the date such option was exercised and the shares were transferred to the participant. In addition, the participant must, with certain exceptions for death or disability, be an employee of BioTime (or of a parent or subsidiary of BioTime, as defined in Section 424(e) and (f) of the Code, or a corporation, or parent or subsidiary thereof, issuing or assuming the option in a merger or other corporate reorganization transaction to which
Section 424(a) of the Code applies) at all times within the period beginning on the date of the grant of the option and ending on a date within three months before the date of exercise. In the event of the death of the participant, the holding periods will not apply to a disposition of the option or option shares by the participant's estate or by persons receiving the option or shares under the participant's will or by intestate succession.

     If a participant disposes of stock acquired pursuant to the exercise of an incentive stock option before the expiration of the holding period requirements set forth above, the participant will realize, at the time of the disposition, ordinary income to the extent the fair market value of the common shares on the date the shares were purchased exceeded the purchase price. The difference between the fair market value of the common shares on the date the shares were purchased and the amount realized on disposition is treated as long-term or short-term capital gain or loss, depending on the participant's holding period of the common shares. The amount treated as ordinary income may be subject to the income tax withholding requirements of the Code and FICA withholding requirements. The participant will be required to reimburse us, either directly or through payroll deduction, for all withholding taxes that we are required to pay on behalf of the participant. At the time of the disposition, we will be allowed a corresponding business expense deduction under Section 162 of the Code to the extent of the amount of the participant's ordinary income. We may adopt procedures to assist us in identifying such deductions, and may require a participant to notify us of his or her intention to dispose of any such shares.


Other Options

     The Plan also permits us to grant options that do not qualify as incentive stock options. These "non-qualified" stock options may be granted to employees or non-employees, such as members of our scientific advisory board and other persons performing consulting or professional services for us. A Plan participant who receives a non-qualified option will not be taxed at the time of receipt of the option, provided that the option does not have an ascertainable value, but the participant will be taxed at the time the option is exercised.


     The amount of taxable income that will be earned upon exercise of a non-qualified option will be the difference between the fair market value of the common shares on the date of the exercise and the exercise price of the option. We will be allowed a business expense deduction to the extent of the amount of the participant's taxable income recognized upon the exercise of a non-qualified option. Because the option holder is subject to tax immediately upon exercise of the option, there are no applicable holding periods for the stock. The option holder's tax basis in the common shares purchased through the exercise of a non-qualified option will be equal to the exercise price paid for the stock plus the amount of taxable gain recognized upon the exercise of the option. The option holder may be subject to additional tax on sale of the stock if the price realized exceeds his or her tax basis.


Restricted Stock Purchase Agreements

     An employee or consultant who purchases shares under a restricted stock purchase agreement at fair market value will not incur any income tax at the time of the purchase. Instead, the employee or consultant will incur income tax when the shares are sold in a taxable transaction. The tax incurred will be either a long term if the shares have been held for at least one year, or a short term capital gain if the shares are sold before the expiration of the one year holding period. Employees who purchase shares under restricted stock purchase agreements rather than through the exercise of incentive stock options will not be subject to the alternative minimum tax as a result of the purchase of the shares.


ERISA

     The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Code Section 401(a).


             RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

     The Audit Committee has selected BDO Seidman, LLP as the Company's auditors. The Board of Directors proposes and recommends that the shareholders ratify the selection of the firm of BDO Seidman to serve as independent auditors of the Company for the fiscal year ending December 31, 2004. BDO Seidman has served as the Company's independent auditors since January 2003. Unless otherwise directed by the shareholders, proxies will be voted FOR approval of the selection of BDO Seidman to audit the Company's consolidated financial statements. A representative of BDO Seidman will attend the Meeting, and will have an opportunity to make a statement if he or she so desires and may respond to appropriate questions from shareholders.


The  Board of Directors Recommends a Vote "FOR" Ratification of the Selection of
             BDO Seidman, LLP as the Company's Independent Auditors

     On January 14, 2003, the Company dismissed Deloitte & Touche LLP as the Company's independent auditors and retained BDO Seidman as their new independent auditors to audit the Company's financial statements. The dismissal of Deloitte & Touche and the engagement of BDO Seidman was approved by the Audit Committee and the Company's Board of Directors. Prior to engaging BDO Seidman, the Company did not consult with them regarding the application of accounting principles to any specified transaction, either completed or proposed, or with respect to the kind of opinion that might be rendered on the Company's financial statements, or with respect to any matter described below.


     During the years ended December 31, 2001 and 2000, Deloitte & Touche's reports on the financial statements of the Company did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. However, these reports contained an explanatory paragraph as it relates to the Company being in the development stage.

     During the Company's two most recent fiscal years and the subsequent period up to January 14, 2003 there were no disagreements between the Company and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of Deloitte & Touche would have caused them to make a reference to the subject matter of the disagreement in connection with their report. In addition, during the Company's two most recent fiscal years and the subsequent period up to January 14, 2003, Deloitte & Touche did not advise the Company that
(a) the Company's internal controls necessary for it to develop reliable financial statements do not exist, or that (b) the information had come to their attention that led them to no longer be able to rely on management's representations or that made them unwilling to be associated with the financial statements prepared by management, or that (c) there was a need to expand the scope of the audit, or that information had come to their attention during that time period that if further investigated may (i) have materially impacted the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report, or (ii) caused them to be unwilling to rely on management's representations or be associated with the Company's financial statements, or that (d) information had come to their attention that they concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report. However, as part of the review of the Company's financial statements as of and for the three month period ended September 30, 2002, Deloitte & Touche communicated to the Company's Audit Committee their recommendation, that the Company take certain steps to strengthen its accounting and reporting functions, including improvement of the capabilities of its accounting personnel, investigation into the possible replacement or updating of its accounting software, adoption of more frequent internal reviews and reconciliations of financial information, and improvement of the Company's budgeting process. Management of the Company concurred with the recommendation of Deloitte & Touche.

     Audit Fees. BDO Seidman billed the Company $105,668 for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2002. Fees for the audit of our annual financial statements for the year ended December 31, 2003, and fees for review of our financial statements included in our quarterly reports on Form 10-Q for the first three quarters of 2003 were $115,700. BDO Seidman also provided services related to the filing of a securities registration statement. Fees for those services were $16,584 for the fiscal year ended December 31, 2003. Prior to January 14, 2003, Deloitte & Touche served as our auditors. Deloitte & Touche reviewed our financial statements included in our quarterly reports on Form 10-Q for the first three quarters of 2002 and assisted in the transition to BDO Seidman, and billed us $73,500 for those services. Deloitte & Touche also provided services for the aforementioned registration, and billed $8,300 for those services. Deloitte & Touche billed us $45,600 for other services for the fiscal year ended December 31, 2002. Those services included primarily a securities registration statement and other SEC filings.

     Audit-Related Fees. There were no audit-related fees charged to us by either BDO Seidman, or Deloitte & Touche during the fiscal years ended December 31, 2002 and 2003.

     Tax Fees. BDO Seidmen and Deloitte & Touche did not provide any tax compliance services, tax advice, or tax planning services to the Company during the fiscal years ended December 31, 2002 and 2003.

     Other Fees. There were no other fees charged to us by either BDO Seidman or Deloitte & Touche during the fiscal years ended December 31, 2002 and 2003.

     Under practices and procedures adopted by the Audit Committee, the prior approval of the Audit Committee is required for the engagement of the Company's auditors to perform any non-audit services for the Company. Other than diminimis services incidental to audit services, non-audit services shall generally be limited to tax services such as advice and planning and financial due diligence services. All fees for such non-audit services must be approved by the Audit Committee, except to the extent otherwise permitted by applicable SEC regulations.


                            PROPOSALS OF SHAREHOLDERS

     Shareholders who intend to present a proposal for action at the next Annual Meeting of Shareholders must notify us of such intention by notice received at the Company's principal executive offices not later than August 8, 2005 for such proposal to be included in the proxy statement and form of proxy relating to that meeting.


                                  ANNUAL REPORT

     Our Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2003, without exhibits, may be obtained by a shareholder without charge upon written request to the Secretary of BioTime.




                                        By Order of the Board of Directors,


                                        /s/ Hal Sternberg, Ph.D.
                                        ----------------------------------------
                                        Hal Sternberg, Ph.D.
                                        Vice President and Member of the
                                        Office of the President


November 9, 2004

                        HOW TO ATTEND THE ANNUAL MEETING

     If you are a "shareholder of record" (meaning that you have a stock certificate registered in your own name), your name will appear on the Company's shareholder list. You will be admitted to the Meeting upon showing your proxy card, driver's license, or other identification.


     If you are a "street name" shareholder (meaning that your shares are held in an account at a broker-dealer firm) your name will not appear on the Company's shareholder list. If you plan to attend the Meeting, you should ask your broker for a "legal proxy." You will be admitted to the Meeting by showing your legal proxy. You probably received a proxy form from your broker along with your proxy statement, but that form can only be used by your broker to vote your shares, and it is not a "legal proxy" that will permit you to vote your shares directly at the Meeting. If you cannot obtain a legal proxy in time, you will be admitted to the Meeting if you bring a copy of your most recent brokerage account statement showing that you own BioTime stock. However, if you do not obtain a legal proxy, you can only vote your shares by returning to your broker, before the Meeting, the proxy form that accompanied your proxy statement.

                                                                     APPENDIX A

                                  BIOTIME, INC.
                             AUDIT COMMITTEE CHARTER

                                   ARTICLE 1.

     The principal objectives of the Audit Committee shall be as follows:

1. To oversee the financial reporting process by identifying, understanding and assessing the risk of each of the factors composing the financial reporting process;

2. To oversee the establishment and maintenance of the internal controls systems;

3. To review Company policies and procedures related to officer expenses and perquisites, and to oversee and monitor compliance with such policies and procedures;

4. To review and approve transactions between the Company and its officers, directors and shareholders who beneficially own 5%or more of the common shares of the Company;

5. To take such measures, and make such recommendations, as it deems necessary or appropriate to assure that the Company's independent auditors remain accountable to the Audit Committee and the Board of Directors; and

6. To report to the Board of Directors on the findings of the Audit Committee and to recommend such action as the Audit Committee shall deem necessary or appropriate.


                                   ARTICLE 2.

              The Audit Committee shall be structured as follows:

1.   The Audit Committee shall be composed of not less than three (3) members.

2. All of the members of the Audit Committee shall be members of the Board of Directors.

3. All of the members of the Audit Committee shall be "independent" as defined in the rules of American Stock Exchange ("AMEX").

4.   None of the Audit Committee members shall be:

     a. an employee of the Company or any of its subsidiaries or have been an employee of the Company or any of its subsidiaries during the past three years;

     b. a director who accepts or have an immediate family member who accepts any payments from the Company or any of its subsidiaries in excess of $60,000 during the current or any of the past three fiscal years, other than compensation for service on the Board of Directors and its committees, payments arising solely from investments in Company securities, compensation paid to an immediate family member who is a non-executive employee of the Company or a subsidiary, benefits under tax-qualified retirement plans, non-discretionary compensation, or loans permitted under Section 13(k) of the Securities Exchange Act of 1934, as amended;

     c. a director who has a member of his or her immediate family who is, or during the preceding three years was, employed by the Company or any of its subsidiaries as an executive officer;

     d. a director who is, or has an immediate family member who is, a partner, controlling shareholder, or an executive officer of any organization to which the Company made, or from which it received, payments (other than those which arose solely from investments in the Company's securities) that exceed 5% of the organization's consolidated gross revenue for that year, or $200,000, whichever is more, in any of the most recent three fiscal years; or

     e. a director who is, or has an immediate family member who is, employed as an executive officer of any other entity where at any time during the most recent three fiscal years any of the Company's executive officers serve on that other entity's compensation committee.

     f. a director who is, or has an immediate family member who is, a current partner or the Company's outside auditor, or was a partner or employee of the Company's outside auditor who worked on the Company's audit at any time during any of the past three years.

5. Not withstanding Sections 3 and 4 of this Article II, if the Audit Committee has at least three members, not more than one member of the Audit Committee who is not "independent" as defined in the AMEX rules but who satisfies the requirements of SEC Rule 10A-3and who is not a current officer or employee of the Company or an immediate family member of an officer or employee of the Company, may be appointed to the Audit Committee if the Board of Directors, under special and limited circumstances, determines that the membership of such person on the Audit Committee is required by the best interests of the Company and its shareholders; provided, that the Company shall disclose the nature of the relationship that caused the member to not be "independent" and the reasons for the Board of Directors' determination in the next annual proxy statement, if so required by the rules and regulations promulgated by the Securities and Exchange Commission ("SEC") or the AMEX or any other national securities exchange or over-the-counter market on which the Company's common shares or other securities are listed or traded; provided, that a director appointed to the Audit Committee pursuant to this exception may not serve for in excess of two consecutive years and my not chair the Audit Committee.

6. Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement.

7. At all times thereafter, the Audit Committee shall have at least one member who is financially sophisticated in that he or she has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background (such as experience as chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities).

8. Members of the Audit Committee shall be appointed from time to time by the Board of Directors. Members shall serve at the pleasure of the Board, or until their successors have been elected and have taken office.


                                   ARTICLE 3.

     The duties and responsibilities of the Audit Committee shall be as follows:

1. The Audit Committee is authorized to select, engage, retain or termination of the independent auditors. The Company may continue to ask its shareholders to ratify the appointment of the independent auditors selected by the Audit Committee.

2. The Audit Committee shall review with management the performance of the independent auditors and shall take such action as may be necessary or appropriate.

3. The Audit Committee shall review periodically the independence of its outside auditor, including but not limited to receipt and review of a formal written statement from the Company's independent auditor delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1.

     a. The Audit Committee will report to the Board of Directors any findings that it determines might impair the independence of the Company's outside auditor, and will take such action, if any, it determines to be necessary or appropriate under the circumstances.

4. The Audit Committee will review and approve the fees paid to the independent auditors.

5.   The Audit Committee shall meet with the independent auditor to:

     a.   Review and approve the plan and scope of each audit;

     b.   Review the audited financial statements and the results of each audit;

     c.   Discuss  the  internal   controls  systems  of  the  Company  and  its
          subsidiaries;

     d.Review the "management" letter given to the Company in connection with the annual audit; and

     e.Review the impact of new or proposed accounting, regulatory and auditing pronouncements.

6.   The Audit Committee shall meet with the Chief Financial Officer to:

     a. Review accounting and financial reporting policies and procedures, and internal controls;

     b.   Review internal and external audit recommendations;

     c.   Review the financial statements of the Company and its subsidiaries;

     d. Review the impact of new or proposed accounting, regulatory and auditing pronouncements; and

     e.   Review  management's   decisions  to  seek  a  review  of  significant
          accounting issues with an accounting firm other than the external auditors

     f. Review the degree of coordination between management and the external auditors.

7. The Audit Committee shall meet with such members of management as it deems necessary or appropriate to further expand the members' knowledge of the Company and its operation.

8. The Audit Committee will review and determine whether to approve all proposed transactions between the Company and its officers, directors and shareholders who beneficially own 5% or more of the common shares of the Company. The Audit Committee will report to the Board of Directors its decision and any related recommendation with respect to any such proposed transaction.

9. The Audit Committee shall establish procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters, including procedures for the confidential, anonymous submission concerns by employees of the Company regarding questionable accounting or auditing matters.

10. The Audit Committee shall have the authority to retain such outside counsel, experts, and other advisors as it may deem appropriate in its sole discretion. The Audit Committee shall have the authority to approve the fees and other terms of the retention of such counsel, experts, and advisors.

                                   ARTICLE 4.

                                    Meetings

1. The Audit Committee shall hold regular meetings at such times as the Committee may determine by resolution; provided that the Audit Committee shall meet not less frequently than once each calendar quarter.

2. Special meetings of the Audit Committee may be called by any member of the Audit Committee, by the Board of Directors, by the Chief Executive Officer, by at least two members of the Office of the President if there is no Chief Executive Officer, or by the Chief Financial Officer. Notice of special meetings, stating the time and place of the meeting, shall be given in the same manner as provided in the Bylaws of the Company for special meetings of the Board of Directors.

3. The agenda of each regular meeting shall take into account all of the responsibilities of the Audit Committee, as set forth below. The agenda for any special meeting shall be prepared by the person(s) calling such meeting.

4. The Audit Committee may request that management appoint an officer of the Company to serve as Secretary to the Audit Committee.

5. The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.


                                   ARTICLE 5.

                                Further Authority

1. It shall be the policy of this Company that the Audit Committee shall have full authority and resources sufficient to discharge its duties and responsibilities, as set forth herein.

                                                                      APPENDIX B

                             PROXY FOR BIOTIME, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

                                December 10, 2004

       This Proxy is Solicited by the Board of Directors of BioTime, Inc.

         The undersigned appoints Judith Segall and Hal Sternberg, and each of them, with full power of substitution, as the undersigned's lawful agent and proxy to attend the Annual Meeting of Shareholders of BioTime, Inc. on December 10, 2004 and any adjournment thereof and to represent and vote all BioTime, Inc. Common Shares standing in the name of the undersigned upon the books of the corporation.

DIRECTORS RECOMMEND A VOTE "FOR" PROPOSALS NUMBERED 1, 2 AND 3

1)  ELECTION OF      [_]  FOR all nominees listed     [_]  WITHHOLD AUTHORITY
    DIRECTORS             below (except as marked          to vote for all
                          to the contrary below)           nominees listed below


MILTON H. DRESNER; KATHERINE GORDON; VALETA A. GREGG; JUDITH SEGALL; HAL STERNBERG; HAROLD WAITZ; MICHAEL D. WEST

** To withhold authority to vote for any individual nominee, draw a line through that person's name**

                                                      FOR     AGAINST    ABSTAIN

2)  AMENDMENT OF THE 2002 STOCK OPTION PLAN           [_]       [_]        [_]


3)  RATIFYING APPOINTMENT OF INDEPENDENT AUDITORS     [_]       [_]        [_]

     The persons named as proxy may also vote on such other business as may properly come before the Meeting or any adjournment thereof.



                     [_]     WISH TO ATTEND AND
                             VOTE SHARES AT MEETING


Please sign exactly as
your shares are registered.         _______________________       ______________
Persons signing as a corporate      Signature                     Date
officer or in a fiduciary
capacity should indicate their      _______________________       ______________
title or capacity.                  Signature if Held Jointly     Date